LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JANUARY 5, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

ENTRUSTPERMAL ALTERNATIVE CORE FUND

DATED MAY 1, 2017

The following information supplements the fund’s Statement of Additional Information:

At the special meeting of shareholders of the fund held on January 5, 2018, shareholders approved the proposals to approve (1) a change to the fund’s fundamental investment restriction on concentration, (2) an amended and restated management agreement between Legg Mason Partners Equity Trust (the “Trust”), on behalf of the fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), the fund’s investment manager, and (3) an amended and restated subadvisory agreement between LMPFA and EnTrustPermal Partners Offshore LP (“EPOLP”), the fund’s subadviser. As a result, effective January 5, 2018, the following changes are made to the fund’s Statement of Additional Information.

The following text replaces any information to the contrary in the section of the Statement of Additional Information titled “Investment Policies – Fundamental Investment Policies”:

The fund’s fundamental investment policies are as follows:

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(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

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With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The staff of the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fund intends to include its investments in securities of other industry-specific investment companies for purposes of calculating the fund’s industry concentration, to the extent practicable. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country; however, the fund understands that the SEC staff considers securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

The following text replaces any information to the contrary in the section of the Statement of Additional Information titled “Investment Management and Other Services – Manager”:

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and paid monthly at an annual rate of 0.90% on average daily net assets up to and including $1 billion, declining to 0.85% on average daily net assets in excess of $1 billion and up to and including $2 billion and to 0.80% of average daily net assets in excess of $2 billion (including assets invested in its subsidiary), from which it compensates the fund’s subadvisers. Prior to January 5, 2018, LMPFA received an investment management fee at an annual rate of 0.65% of the fund’s average daily net assets (including assets invested in its subsidiary), from which it compensated the fund’s subadvisers.

The following text replaces any information to the contrary in the section of the Statement of Additional Information titled “Investment Management and Other Services – Subadvisory Arrangements”:

Effective September 29, 2017, EnTrustPermal Partners Offshore LP (“EPOLP”) serves as the subadviser to the fund pursuant to a subadvisory agreement between the manager and EPOLP with respect to the fund (the “EPOLP Subadvisory Agreement”). EPOLP, with offices at 375 Park Avenue, New York, New York 10152, is a separate subsidiary of EnTrustPermal LLC, a holding company formed to administer the combined businesses of EnTrust Capital (“EnTrust”) and The Permal Group. EnTrustPermal LLC is owned 65% by Legg Mason and 35% by Gregg S. Hymowitz and entities controlled by him.

LMPFA provides administrative and certain oversight services to the fund. LMPFA delegates to EPOLP and Western Asset the day-to-day portfolio management of the fund. Effective January 5, 2018, LMPFA (not the fund) pays EPOLP an aggregate fee equal to 70% of the management fee paid to LMPFA for all services provided by EPOLP, net of fee waivers and expense reimbursements and the fee paid to Western Asset for management of the fund’s cash and short-term investments allocated to it. Prior to January 5, 2018, LMPFA paid EPOLP and Western Asset an aggregate subadvisory fee in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate (%)
Up to and including $250 million	0.450
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

LMPFA also paid EPOLP a fee, calculated daily and paid monthly, at an annual rate of 0.05% of the fund’s average daily net assets related to implementation of portfolio investment decisions and provision of compliance and portfolio execution services to the fund.

Please retain this supplement for future reference.

PRML423525

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